EXHIBIT 99.1

Advance Graphene Ltd

(Development Stage Company)

Financial Statements

(Expressed in US dollars)

For the period May 22, 2014 (date of inception) to July 31 2014

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Advance Graphene Ltd. (A Development Stage Company)

We have audited the accompanying balance sheet of Advance Graphene Ltd. (A Development Stage Company) (the “Company”) as of July 31, 2014 and the related statement of operations, stockholders’ equity and cash flows for the period ended July 31, 2014 and for the period from May 22, 2014 (inception) through July 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advance Graphene Ltd. (A Development Stage Company) as of July 31, 2014  and the results of its operations and cash flows for the period described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company suffered a loss from operations which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com Houston, Texas October 29, 2014

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Advance Graphene Ltd

(Development Stage Company)

Balance Sheet

July, 31
2014
$
ASSETS	-

Total Assets	-

LIABILITIES
Current liabilities
Accounts Payable - Related Party	4,577
Accounts Payable and Accrued Liabilities	5,937

Total Liabilities	10,514

STOCKHOLDERS' DEFICIT
Common Stock
Authorised:
999,990 common shares par value Israeli Shekel 0.10
10 management shares par value Israeli Shekel 0.10
Issued and outstanding: 12,000 common shares and 1 management share	346
Additional Paid - In Capital	(346)
Accumulated other comprehensive income (loss)	(22)
Accumulated Deficit	(10,492)

Total Stockholders' Deficit	(10,514)
Total Liabilities and Stockholders' Deficit	-

The accompanying notes are an integral part of these financial statements

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Advance Graphene Ltd

(Development Stage Company)

Statement of Operations for the period May 22, 2014 (Date of Inception) to July 31, 2014

May 22, 2014
(Date of
Inception) to
July 31, 2014
$
Revenues	-
Operating Expenses
Company formation expenses	4,555
Legal fees	5,937

Total Operating Expenses	10,492
Net Loss	(10,492)
Net Loss per Share - Basic and Diluted	(0.87)
Weighted Average Shares Outstanding
- Basic and Diluted	12,001

The accompanying notes are an integral part of these financial statements

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Advance Graphene Ltd

(Development Stage Company)

Statement of Comprehensive Income (Loss)

From May 22, 2014 (Date of Inception) to July 31, 2014

May 22, 2014
(Date of
Inception) to
July 31, 2014
$
Foreign currency translation gain (loss)	(22)
Total comprehensive gain (loss)	(22)

The accompanying notes are an integral part of these financial statements

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Advance Graphene Ltd

(Development Stage Company)

Statement of Stockholders' Equity (Deficit)

From May 22, 2014 (Date of Inception) to July 31, 0214

				Additional	Other
	Common Stock		Paid - In	Accumulated	Comprehensive
	Shares	Par Value	Capital	Deficit	Income (Loss)	Total
	#	$	$	$	$	$
Balance - May 22, 2014 (Date of Inception)
Founders' and Management Shares	12,001	346	(346)	-	-	-
Foreign currency adjustment	-	-	-	-	(22)	(22)
Net loss for the period	-	-	-	(10,492)	-	(10,492)

Balance - July 31, 2014	12,001	346	(346)	(10,492)	(22)	(10,514)

The accompanying notes are an integral part of these financial statements

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Advance Graphene Ltd

(Development Stage Company)

Statement of Cash Flows for the period May 22, 2014 (Date of Inception) to July 31, 2014

May 22, 2014
(Date of
Inception) to
July 31, 2014
$
Operating Activities
Net loss for the period	(10,492)
Changes in operating assets and liabilities
Accounts Payable - Related Party	4,577
Acounts Payable and Accrued Liabilities	5,937

Net Cash Provided By (Used In) Operating Activities	22
Foreign currency adjustment	(22)
Increase (Decrease) in Cash	-
Cash - Beginning of Period	-
Cash - End of Period	-
Supplemental Disclosures:
Interest paid	-
Income tax paid	-
Non - cash Activities
Issuance of common stock to founders	346

The accompanying notes are an integral part of these financial statements

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Advance Graphene Ltd

(Development Stage Company)

Notes to the Financial Statements

1.	Nature of Operations and Continuance of Business

Advance Graphene Limited (the "Company") was incorporated in Israel on May 22, 2014. The Company is a development stage company as defined by Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 915 "Development Stage Entities".

Going Concern

These financial statements have been prepared on a going concern basis, which implies that the Company will realize its assets and discharge its liabilities in the normal course of business. At July 31 2014, the Company had a working capital deficit of $10,514 and an accumulated deficit of $10,514. The continuation of the Company as a going concern is dependant upon the continued financial support from management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company's future operations. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Account Policies

a)	Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP") and are expressed in US Dollars. The Company's fiscal year end is December 31.

b)	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company will regularly evaluate estimates and assumptions related to the useful life and valuation of long-lived assets, and deferred income tax asset valuation allowances. The Company will base its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgements about the carrying values of assets and liabilities, and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent they are material differences between the estimates and the actual results of operations will be affected.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at July 31, 2014, the Company had no cash equivalents.

d)	Property and Equipment

Property and equipment is amortized on a straight-line basis over the estimated useful life.

e)	Revenue Recognition

Revenue will be recognised only when it is determinable with persuasive evidence of an arrangement in existence, after the service has been provided, and collectability is assured.

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Advance Graphene Ltd

f)	Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the statement of operations. Basic EPS is computed by dividing net income available (loss applicable) to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if - converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at July 31, 2014, the Company had no potentially dilutive shares.

g)	Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value heirarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.

Level 1 Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in markets; quoted prices for identical assets or liabilities in markets with insuffiient volume or infrequent transaction (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Company's financial instruments consist principally of accounts payable and accrued liabilities. We believe that the recorded values of all of our financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

h)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 "Accounting for Income Taxes" as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognised in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in the year.

i)	Recent Accounting Pronouncements

The Company will be implementing all new accounting pronouncements that are in effect.

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Advance Graphene Ltd

3.	Related Party Transactions

Company formation expenses amounting to $4,577 were paid by Graphene Materials holder of the license subsequently sub licensed to the Company as described below under "Subsequent Events" note 6.

4.	Common Shares

On formation the Company issued 1 management share and 12,000 founders shares for NIS 0.10.

5.	Recently Issued Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-12, Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. The new guidance requires that share-based compensation that require a specific performance target to be achieved in order for employees to become eligible to vest in the awards and that could be achieved after an employee completes the requisite service period be treated as a performance condition. As such, the performance target should not be reflected in estimating the grant-date fair value of the award. Compensation costs should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. This new guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2015. Early adoption is permitted. Entities may apply the amendments in this Update either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The adoption of ASU 2014-12 is not expected to have a material impact on our financial position or results of operations.

In June 2014, the FASB issued ASU No. 2014-10: Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation , to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements of development stage entities. The amendments in this update remove all incremental financial reporting requirements from U.S. GAAP for development stage entities, thereby improving financial reporting by eliminating the cost and complexity associated with providing that information. The amendments in this Update also eliminate an exception provided to development stage entities in Topic 810, Consolidation, for determining whether an entity is a variable interest entity on the basis of the amount of investment equity that is at risk. The amendments to eliminate that exception simplify U.S. GAAP by reducing avoidable complexity in existing accounting literature and improve the relevance of information provided to financial statement users by requiring the application of the same consolidation guidance by all reporting entities. The elimination of the exception may change the consolidation analysis, consolidation decision, and disclosure requirements for a reporting entity that has an interest in an entity in the development stage. The amendments related to the elimination of inception-to-date information and the other remaining disclosure requirements of Topic 915 should be applied retrospectively except for the clarification to Topic 275, which shall be applied prospectively. For public companies, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early adoption is permitted. The adoption of ASU 2014-10 is not expected to have a material impact on our financial position or results of operations.

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Advance Graphene Ltd

In July 2013, FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists." The provisions of ASU No. 2013-11 require an entity to present an unrecognized tax benefit, or portion thereof, in the statement of financial position as a reduction to a deferred tax asset for a net operating loss carryforward or a tax credit carryforward, with certain exceptions related to availability. ASU No. 2013-11 is effective for interim and annual reporting periods beginning after December 15, 2013. The adoption of ASU No. 2013-11 is not expected to have a material impact on the Company's Consolidated Financial Statements.

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income , to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in the ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP. The new amendments will require an organization to:

-

Present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income - but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period; and

-

Cross-reference to other disclosures currently required under U.S. GAAP for other reclassification items (that are not required under U.S. GAAP) to be reclassified directly to net income in their entirety in the same reporting period. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is initially transferred to a balance sheet account (e.g., inventory for pension-related amounts) instead of directly to income or expense.

The amendments apply to all public and private companies that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods (interim and annual). The amendments are effective for reporting periods beginning after December 15, 2012, for public companies. Early adoption is permitted. The adoption of ASU No. 2013-02 is not expected to have a material impact on our financial position or results of operations.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities , which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

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Advance Graphene Ltd

6.	Income Taxes

The Company has a net operating loss of $10,492 (from inception on May 22, 2014) which can be offset against taxable income in future years and which expires in fiscal 2034. The income tax benefit differs in future years by applying the US federal income tax rate of 34% to the net loss before income taxes. As at July 31, 2014, the Company had no uncertain tax positions.

May 22, 2014
(Date of
Inception) to
July 31, 2014
$
Net loss carry forward	(10,492)
Statutory rate	34%
Cumputed expected tax recovery	3,567
Valuation allowance	(3,567)
Income tax provision	-

7.	Subsequent Events

On August 11, 2014, Graphite Corp., a Nevada corporation (the “Company”) entered into and consummated a voluntary share exchange transaction with Advance Graphene Ltd., a company incorporated under the laws of the State of Israel (“Graphene”) and the shareholders of Graphene (the “Selling Stockholders”) pursuant to a Share Exchange Agreement by and among the Company, Graphene and the Selling Stockholders (the “Exchange Agreement”).

In accordance with the terms of the Exchange Agreement, the Company issued 120,000,000 shares of its common stock, par value $0.0001 (the “Shares”) to the Selling Stockholders in exchange for 100% of the issued and outstanding capital stock of Graphene (the “Exchange Transaction”). As a result of the Exchange Transaction, the Selling Stockholders acquired 80.5% of the Company’s issued and outstanding shares of common stock, Graphene became the Company’s wholly-owned subsidiary and the Company acquired the business and operations of Graphene.

Graphene is the licensee (signed on August 1, 2014) of a process of producing high-quality, low-defect graphene flakes at a cost that is expected to be substantially lower than current production costs for graphene of similar quality.

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